Exhibit 99.1

Southern States Bancshares Announces Retirement of COO Jack Swift

ANNISTON, Ala., March 21, 2024 (GLOBE NEWSWIRE) – Southern States Bancshares, Inc. (NASDAQ: SSBK) (“Southern States” or the “Company”), the holding company for Southern States Bank, an Alabama state-chartered commercial bank (the “Bank”), today announced the retirement of Chief Operating Officer Jack Swift, effective May 31, 2024.

Swift’s retirement culminates 18 years of service at Southern States, during which he served five years as Senior Executive Vice President and COO.

“On behalf of our Board of Directors and all of our Southern States colleagues, I congratulate Jack on the culmination of his 40-year banking career,” said Mark Chambers, Chief Executive Officer and President. "He has long been a trusted partner and invaluable member of our leadership team. We wish him all the best in his retirement."

Swift joined Southern States at its founding and helped grow it into a preeminent community banking institution in Alabama and Georgia. In all, his banking career spanned more than 40 years.

“It has been a tremendous pleasure to help build Southern States into the leading banking institution it is today,” Swift said. “I’m proud of all that our team has accomplished on behalf of our stockholders and customers, and I’m very confident in Southern States’ leadership and its strong foundation for continued prudent growth and strong results.”

Swift has served as Senior Executive Vice President and COO since 2019. From 2006 until 2019, he was Senior Executive Vice President and President, Central Region of Southern States. Prior to joining Southern States, he served as Senior Vice President of Colonial Bank from 1996 until 2006, and as Vice President of SouthTrust Bank from 1992 until 1996.

Swift’s responsibilities will be absorbed by Lynn Joyce, Chief Financial Officer, and Greg Smith, Chief Risk Officer.

About Southern States Bancshares, Inc.

Headquartered in Anniston, Alabama, Southern States Bancshares, Inc. is a bank holding company that operates primarily through its wholly-owned subsidiary, Southern States Bank. The Bank is a full service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in its communities. The Bank operates 13 branches in Alabama and Georgia and two loan production offices in Atlanta.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry and the inflationary environment. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company's Annual Report on

Form 10-K for the year ended December 31, 2023 and other reports filed with the Securities and Exchange Commission under the section entitled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors". Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.

These statements are often, but not always, made through the use of words or phrases such as "may," "can," "should," "could," "to be," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "likely," "anticipate," "seek," "estimate," "intend," "plan," "target," "project," "would" and "outlook," or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this press release and may include statements about business strategy and prospects for growth and operations.

Contact Information:

Lynn Joyce
(205) 820-8065
ljoyce@ssbank.bank

Kevin Dobbs
(310) 622-8245
ssbankir@finprofiles.com